ADVISER MANAGED TRUST

Tactical Offensive Fixed Income Fund

Supplement Dated May 27, 2011
to the Prospectus Dated February 16, 2011

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the schedule of dividend distributions for the Tactical Offensive Fixed Income Fund.

Change in Schedule of Dividend Distributions for the Tactical Offensive Fixed Income Fund

In the sub-section entitled "Dividends and Distributions," under the section entitled "Dividends, Distributions and Taxes," the first sentence of the first paragraph is hereby deleted and replaced with the following:

The Tactical Offensive Equity Fund distributes its investment income annually. The Tactical Offensive Fixed Income Fund distributes its investment income quarterly.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-733 (5/11)